Investor Conference Call September 30, 2005

Agenda Overview Financial Performance 2005 Financial Restatement Financial Performance 2004 Business Update

New Level of Scrutiny Announced filing delay and comprehensive review of financials Required given material weaknesses, global footprint and decentralized structure Extensive process to address all facets of our business and ensure integrity of results Reflects our commitment to resolving past accounting issues and achieving transparency

Continued Focus on Key Business Drivers Have remained focused on needs of our clients Operating units, with few exceptions, remain competitive in the marketplace Continue to invest in our brands, as well as in our financial systems Successfully attracting top talent across the board Client retention and new business

Key Performance Trends Organic revenue increases in first half of 2005 and full year 2004 Revenue growth and Cost levels not acceptable. Will be major areas of focus and opportunity

Key Performance Trends (cont'd) Interpublic continues to address issues resulting from the company's aggressive acquisition strategy in late 1990s Disparate financial and operating systems Weak control environment Underinvested in talent during those years Poor integration also penalized operating results Revenue growth lags industry Working to improve results across all agencies, with focus on Lowe and media operations

Key Performance Trends (cont'd) High corporate costs and professional fees are now required to address long term infrastructure neglect Severely affecting margins Represent significant opportunity for cost savings starting in 2006 Other cost opportunities yet to be realized Right priorities have been set: Shared Services, GIS, Real Estate, Procurement Delayed by accounting restatement efforts

Restatement Summary Reduces retained earnings by $514 million plus $36 million adjustment through comprehensive income, for a reduction in shareholders' equity at September 30, 2004 of $550 million Reflects adjustments dating back 5+ years Approximately 50% relates to periods prior to 2002

Financial Performance 2005

Financial Review & Restatement Process Board Audit Committee oversight New Interpublic finance team drove process Extensive external resources required to complete Required step to reconcile company's past with Sarbanes-Oxley present Clears decks for continued progress on financial controls and greater management control over company's performance

2005 and 2004 YTD Operating Performance ($ in Millions, except per share amounts)

2005 YTD Revenue ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

2005 YTD Salaries & Related Expenses Six Months 2005 Six Months 2004 Change Change Reported $ 1,929.2 $1,785.2 $ 144.0 8.1% Constant Currency $ 1,929.2 $ 1,807.5 $ 121.7 6.7% ($ in Millions)

2005 YTD Office & General Expenses ($ in Millions) Six Months 2005 Six Months 2004 Change Change Reported $ 1,065.7 $ 1,063.5 $ 2.2 0.2% Constant Currency $ 1,065.7 $ 1,078.4 $ (12.7) -1.2%

2005 YTD Corporate Expenses The majority of the corporate cost including most of the costs associated with internal control remediation and compliance are not allocated back to operating segments ($ in Millions)

2005 YTD Operating Margin Six Months 2005 Six Months 2004 Reported Revenue $ 2,946.5 $ 2,902.2 Operating Expenses $ 2,986.1 $ 3,003.0 Operating Income $ (39.6) $ (100.8) Margin -1.3% -3.5% Operating Margin Restructuring Charge Reversal Adjusted Operating Margin (1.3%) (0.3%) (1.6%) Operating Margin Restructuring Charges Restructuring Charges in O&G Asset Impairment Adjusted Operating Margin 2.3% 0.4% 0.3% 2.2% Six Months 2005 Six Months 2004 (3.5%) Motorsports Contract Charge 2.8% ($ in Millions)

Selected Balance Sheet Items ($ in Millions) * Adjusted December 31, 2003 excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004 and the cash effects of the redemption. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing periods because it provides a more meaningful comparison

Debt Maturity Schedule 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015+ Convertible Debt 800 Term Debt 250 250 500 350 Option to redeem 4.5% Convertible Notes due 2023 800 Term & Convertible Debt = $2.2 billion As of August 31, 2005* * Presentation as of August 31, 2005 reflects July 2005 issuance of $250 million floating rate notes due 2008 and redemption of $250 million 7 7/8% October 2005 Notes ($ in Millions, except Total Debt) $ 1,050

Credit and Debt Update 3-Year $450 Million Revolving Credit Facility continues as newly amended We received the consent of 100% of our Banks We elected not to renew the smaller 364-day facility Bond indenture requirements are met with today's filings

Financial Restatement

Restatement: Revenue Recognition Credits Relate to vendor-volume and cash discounts Primarily in international businesses Timing of revenue Contracts inconsistently followed Primarily recorded revenue as billed vs. contractually required Gross as principal versus net revenue as agent No impact on operating income

Restatement: Additional Items Acquisition Accounting Consideration originally accounted for as goodwill rather than compensation Pre-acquisition earnings Internal Investigations Primarily international Local practice, accounting error Bad actors International Compensation Arrangements Personal service companies

Revenue Effect ($ in Millions)

Net Income Effect ($ in Millions)

Cash Implications Primary areas of cash outflow are client/vendor credits and international compensation arrangements Have begun to resolve outstanding liabilities Estimated $ 250 million will result in cash payments Expect completion in up to 24 months

Sarbanes-Oxley Update Remediation efforts continue to address pre-existing material control weaknesses and achieve 404 certification Remediation will extend into 2006 Goal is to be 404 certified with 2006 10-K

Financial Performance 2004

2004 & 2003 YTD Operating Performance ($ in Millions, except per share amounts)

2004 Revenue ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

2004 Salaries & Related Expenses ($ in Millions) 2004 2003 (Restated) Change Change Reported $ 3,733.5 $ 3,500.6 $ 232.9 6.7% Constant Currency $ 3,733.5 $ 3,630.0 $ 103.5 2.9%

2004 Office & General Expenses ($ in Millions) 2004 2003 (Restated) Change Change Reported $ 2,249.8 $ 2,225.7 $ 24.1 1.1% Constant Currency $ 2,249.8 $ 2,328.6 ($ 78.8) -3.4%

2004 Corporate Expenses ($ in Millions) The majority of the corporate cost including most of the costs associated with internal control remediation and compliance are not allocated back to operating segments

2004 Operating Margin 2004 2003 Reported Revenue $ 6,387.0 $ 6,161.7 Operating Expenses 6,481.3 6,193.2 Operating Income $ (94.3) $ (31.5) Margin -1.5% -0.5% Operating Margin Restructuring Charges Charges in O&G Asset Impairment Motorsports Contract Charge Adjusted Operating Margin -1.5% 1.0% 0.2% 5.0% 1.8% 6.5% Operating Margin Restructuring Charges Charges in O&G Asset Impairment Adjusted Operating Margin -0.5% 2.8% 0.3% 4.8% 7.3% 2004 2003 ($ in Millions)

Business Update

McCann Update Remains among largest and most powerful global marketing networks Upgraded nearly all of top 20 executive positions in past 18 months, including new COO, Eric Keshin and New York CEO, Brett Gosper Introduced new positioning tied to clients' need for demand chain integration Major wins include Intel, Staples, Telefonica, Credit Suisse

Lowe Update Premier creative advertising brand lost core focus as it built global footprint through acquisitions in 1990s Interpublic undertook a series of mergers to strengthen Lowe, which further destabilized operations Major advertisers increasingly looking to source global campaigns from highly creative agencies Opportunity for Lowe, which maintains strong creative heritage in certain key markets

Lowe: Progress to Date Talent Upgrades New worldwide CEO, COO and CFO (Wright, Powers, Hurst) New senior management in London and creative leadership in New York (Lace, Wnek) New Strategic Focus Top 12 markets (represent approx. 80% of revenue) Enhancing creative reputation and planning capabilities Successfully partnering with marketing services agencies within Interpublic

Media Update The evolving communications landscape requires a high level, holding company approach to the management of media assets Interpublic has approximately 20% global market share and remains a leading media player in every world region We have two major media brands, a strong negotiation platform and high quality specialty practices that rival those of any competitor Our resources must be organized so they can be more readily and consistently deployed on behalf of clients

Media: Progress to Date Unified operations under single management Named Mark Rosenthal CEO Putting in place finance and HR control over all media assets to sharpen product and improve profitability Recruited new CEO of Universal McCann, Nick Brien Centralizing strategic functions, such as programming and branded content, to better leverage best-in-class assets Launched Marketing Accountability Practice, new unit to pool IPG-wide ROI capabilities, led by Neil Canter

FCB Update Solid performance driven by moderate revenue growth and continued strong margin management New CEO Steve Blamer brings excellent track record delivering integrated client solutions, as well as building top line and international business Already upgraded senior management in NY, London and at FCBi (Centrillo, Jones, Larrick) Recent wins include Motorola, GM Europe, Pantech & Eli Lilly

Unique Assets We have a number of premier agencies in fast growing areas of marketing services: Draft Jack Morton R/GA Octagon Changes in consumer and media landscape make these resources increasingly important in delivering customized programs to clients Through our collaborative growth initiative, these units are working together more closely and on a more consistent basis Key drivers of major wins such as Computer Associates and Nokia

Independent Agencies Unique stable of powerful independents Range from fully integrated marketing services providers to highly creative agencies Must be leveraged to benefit from broader group-wide resources

Public Relations Across the industry, business in this sector is growing We have one of the top quality global agencies, that's #1 in the space in terms of size and capabilities Also have two strong domestic consumer agencies and the best resources in entertainment PR Major wins include Allergan, Celgene, Glaxo Smithkline and the U.S. Treasury Department

BRIC Markets Well positioned in key geographic growth markets Strong in Brazil across all major operating units Affiliated with #1 Russian creative and media agency #2 among holding companies in India, with very strong assets in both media and creative Established advertising networks in China, growing with multinational clients

Accomplishments to Date Completed comprehensive review to address control issues and change corporate culture Recruited top talent, particularly at units that had experienced client losses Maintained positive organic revenue growth

Moving Forward With financial filing behind us, management will focus intensively on strategic plan Priority will be given to aligning assets for maximum client benefit Promote internal collaboration and sharing of resources Focus on organic growth Continue to invest in talent and change agents Streamline organization so each unit can focus on its core strengths Addressing cost opportunities and will re-set turnaround targets

Appendix

First Quarter 2004 Income Statement ($ in Millions except per share data)

Second Quarter 2004 Income Statement ($ in Millions except per share data)

Third Quarter 2004 Income Statement ($ in Millions except per share data) ** ** Does not foot due to rounding **

Fourth Quarter 2004 Income Statement ($ in Millions except per share data) ** Due to the existence of income from continuing operations, basic and diluted EPS have been calculated using the two-class method pursuant to EITF Issue No. 03-6 ** **

First Quarter 2003 Income Statement ** Does not foot due to rounding ($ in Millions except per share data) ** **

Second Quarter 2003 Income Statement ($ in Millions except per share data) ** ** ** Does not foot due to rounding

Third Quarter 2003 Income Statement ($ in Millions except per share data)

Fourth Quarter 2003 Income Statement ($ in Millions except per share data)

Segment Performance By Quarter* * Excluding long-lived asset impairment, investment impairment and restructuring expenses ($ in Millions)

Motorsports Performance ($ in Millions)

Geographic Distribution of Revenue

In presenting performance for 2005, the company has excluded restructuring program charges and reversals because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these items, we can focus our comparison on the trends that have a continuing effect on the company's operations. 2005 Reconciliation of Operating Margin ($ in Millions)

In presenting performance for 2004, the company has excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. 2004 Reconciliation of Operating Margin ($ in Millions)

In presenting performance for 2003, the company has excluded restructuring program charges and long-lived asset impairment because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. 2003 Reconciliation of Operating Margin ($ in Millions)

2004 First Quarter Revenue ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

2004 Second Quarter Revenue ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

2004 Third Quarter Revenue ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

2004 Fourth Quarter Revenue ($ in Millions) Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

Reconciliation Constant Currency Measures* Non-GAAP Financial Measure *Constant Currency: the prior period results are adjusted to remove the impact of changes in foreign currency exchange rates during the current period that is being compared to the prior period. The impact of changes in foreign currency exchange rates on prior period results is removed by converting the prior period results into U.S. dollars at the average exchange rate for the current period. Management believes that discussing results on a constant currency basis allows for a more meaningful comparison of current-period results to such prior-period results.

Depreciation and Amortization ($ in Millions)

2002 Corporate Expenses ($ in Millions)

Acquisition Related Payment Obligations* * Includes earnouts, purchases of additional interests, put options and other payments ($ in Millions)

Shares Outstanding (Millions of shares)

Maximum Potential Dilution 2005 YTD Shares (millions) Stock Options and Restricted Stock 4.6 Convertible Notes 64.4 Convertible Preferred Stock 27.7 Total 96.7

Cautionary Statement This investor presentation contains forward-looking statements. Our representatives may also make forward- looking statements orally from time to time. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2004 Annual Report on Form 10-K under Item 1, Business^Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment; potential adverse effects to our financial condition, results of operations or prospects as a result of any restatement of prior period financial statements; risks associated with our inability to satisfy covenants under our syndicated credit facilities; our ability to satisfy certain reporting covenants under our indentures; our ability to attract new clients and retain existing clients; our ability to retain and attract key employees; potential adverse effects if we are required to recognize additional impairment charges or other adverse accounting-related developments; potential adverse developments in connection with the ongoing SEC investigation; potential downgrades in the credit ratings of our securities; risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates and currency exchange rates; and developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2004 Annual Report on Form 10-K under Item 1, Business^Risk Factors.